UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2009
Citizens First Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-32041	38-3573852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

525 Water Street, Port Huron, Michigan	48060
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (810) 987-8300
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d—2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On February 10, 2009, Citizens First Bancorp, Inc. issued a press release which announced that (i) the 2009 annual meeting of stockholders will be held on May 21, 2009; and (ii) the record date for stockholders entitled to vote at the 2009 annual meeting is March 23, 2009.
The press release is attached as Exhibit No. 99 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit

99	Press release dated February 10, 2009 announcing Registrant’s annual meeting date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2009	Citizens First Bancorp, Inc.

	By:	/s/ Marshall J. Campbell

Marshall J. Campbell
Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99	Press release dated February 10, 2009 announcing Registrant’s annual meeting and shareholder record dates.

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